UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200
_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders

Election of Directors

On July 23, 2015, the shareholders of Modine Manufacturing Company voted to elect Suresh V. Garimella, Christopher W. Patterson, and Christine Y. Yan to serve as directors until the 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Suresh V. Garimella	38,748,830	647,138	111,263	4,638,846
Christopher W. Patterson	38,682,519	713,776	110,936	4,638,846
Christine Y. Yan	38,743,230	648,506	115,495	4,638,846

Approval of Advisory Vote on Named Executive Officer Compensation (Say on Pay)

The shareholders approved the advisory vote on named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
37,153,751	2,146,541	206,939	4,638,846

Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. The results of the vote were as follows:

For	Against	Abstain
43,088,433	879,250	178,394

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey Vice President, Legal and Corporate Communications,
General Counsel and Secretary

Date: July 27, 2015